AMENDMENT NO. 1

TO

AGREEMENT AND DECLARATION OF TRUST OF

AIM SECTOR FUNDS

This Amendment No. 1 to the Agreement and Declaration of Trust of AIM Sector Funds (this “Amendment”) amends, effective as of December 10, 2003, the Agreement and Declaration of Trust of AIM Sector Funds (the “Trust”) dated as of July 29, 2003, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.

By:	/s/ Robert H. Graham
Name:	Robert H. Graham
Title:	President

EXHIBIT 1 TO AMENDMENT NO. 1

TO

AGREEMENT AND DECLARATION OF TRUST

OF AIM SECTOR FUNDS

“SCHEDULE A

AIM SECTOR FUNDS

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
INVESCO Energy Fund	Class A Shares Class B Shares Class C Shares Class K Shares Institutional Class Shares Investor Class Shares

INVESCO Financial Services Fund	Class A Shares Class B Shares Class C Shares Class K Shares Institutional Class Shares Investor Class Shares

INVESCO Gold & Precious Metals Fund	Class A Shares Class B Shares Class C Shares Institutional Class Shares Investor Class Shares

INVESCO Health Sciences Fund	Class A Shares Class B Shares Class C Shares Class K Shares Institutional Class Shares Investor Class Shares

INVESCO Leisure Fund	Class A Shares Class B Shares Class C Shares Class K Shares Institutional Class Shares Investor Class Shares

INVESCO Technology Fund	Class A Shares Class B Shares Class C Shares Class K Shares Institutional Class Shares Investor Class Shares

A-1

PORTFOLIO	CLASSES OF EACH PORTFOLIO
INVESCO Utilities Fund	Class A Shares Class B Shares Class C Shares Institutional Class Shares Investor Class Shares”

A-2